SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

June 11, 2014
Date of Report (Date of earliest event reported)

Zion Oil & Gas, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33228	20-0065053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6510 Abrams Road, Suite 300, Dallas, TX 75231
(Address of Principal Executive Offices)

214-221-4610
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 9, 2014, Zion Oil & Gas, Inc. (the “Company”) held its 2014 Annual Meeting of Stockholders (the “2014 Annual Meeting") at the Dan Caesarea Hotel in Caesarea, Israel. As of April 11, 2014, the record date for the 2014 Annual Meeting, there were 34,336,598 shares of common stock issued and outstanding. A quorum of common stockholders, present in person or by proxy, representing 24,915,876 shares of common stock was present at the 2014 Annual Meeting. The final voting results of the 2014 Annual Meeting are set forth below.

1.	Proposal to Elect Class III Directors to Serve until the 2017 Annual Meeting of Stockholders.

The Company’s common stockholders elected each of the Company’s four nominees for Class III Directors to serve a term of three years to expire at the 2017 Annual Meeting of stockholders or until their respective successors are duly elected and qualified, as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Victor G. Carrillo	4,959,828	358,762	19,597,286
Paul Oroian	5,027,920	290,670	19,597,286
Yehezkel Druckman	4,992,035	326,555	19,597,286
William H. Avery	4,939,819	378,771	19,597,286

2.	Proposal to ratify the appointment of MaloneBailey, LLP. as the Company's auditors for the year ending December 31, 2014.

The Company’s common stockholders ratified the appointment of MaloneBailey, LLP. , as the Company's auditors for the year ending December 31, 2014, as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
24,184,501	120,329	611,046	0

3.	Proposal to approve, in a nonbinding advisory vote, the compensation of the Company’s named executive officers.

The Company’s common stockholders approved, in a nonbinding and advisory vote, the compensation of its named executive officers as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 25, 2014 for the 2014 Annual Meeting Proxy Statement, as set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
4,916,118	317,446	85,026	19,597,286

4.	Proposal to approve the frequency of shareholder nonbinding advisory votes on executive compensation of the Company’s named executive officers.

The Company’s common stockholders approved 3 years as the frequency of shareholder nonbinding advisory votes on the compensation of its named executive officers as stated in the number of votes cast for each of 1 year, 2 years, and 3 years, as well as the number of abstentions as set forth below:

Votes For 3 Years	Votes For 2 Years	Votes For 1 Year	Abstain
3,496,524	267,431	1,184,366	19,597,286

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: June 11, 2014

Zion Oil and Gas, Inc.

By:	/s/ Victor G. Carrillo
Victor G.Carrillo
President and Chief Operating Officer